UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
 (Exact name of registrant as specified in its charter)

Florida	050742	02-0555904
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 19th Street, Sarasota, FL	34234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 330-0336

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 Regulation FD Disclosure

On March 25, 2009 International Consolidated Companies Inc. (the “Company”) provided an “Shareholder Update” to certain shareholders. That shareholder update is attached hereto as Exhibit 99.1

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) 99.1 Shareholder Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
INTERNATIONAL CONSOLIDATED COMPANIES, INC.

Date: March 26, 2009	By: /S/ Antonio F. Uccello, III
Antonio F. Uccello, III, President and Chief Executive Officer